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                                                                     Exhibit 1.1


                     EMERGENCY MEDICAL SERVICES CORPORATION

                                  Common Stock

                         FORM OF UNDERWRITING AGREEMENT

                            dated December [ ], 2005


                         BANC OF AMERICA SECURITIES LLC
                           J.P. MORGAN SECURITIES INC.
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                             UNDERWRITING AGREEMENT

December [   ], 2005


BANC OF AMERICA SECURITIES LLC
J.P. MORGAN SECURITIES INC.
   As Representatives of the several Underwriters
c/o BANC OF AMERICA SECURITIES LLC
9 West 57th Street
New York, NY  10019

Credit Suisse First Boston, LLC,
as Qualified Independent Underwriter

c/o J.P. MORGAN SECURITIES INC.
277 Park Avenue
New York, NY  10172

Ladies and Gentlemen:

      Introductory. Emergency Medical Services Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the several underwriters named in Schedule A (the "Underwriters") an aggregate of 7,800,000 shares (the "Firm Shares") of its Class A Common Stock, par value $0.01 per share (the "Common Stock"). In addition, the stockholders of the Company named in Schedule B (the "Selling Stockholders") have severally granted to the Underwriters an option to purchase up to an additional 1,170,000 shares (the "Optional Shares") of Common Stock, as provided in Section 2, each Selling Stockholder selling up to the amount set forth opposite such Selling Stockholder's name in Schedule B. The Firm Shares and, if and to the extent such option is exercised, the Optional Shares are collectively called the "Shares". Banc of America Securities LLC ("BAS") and J.P. Morgan Securities Inc. have agreed to act as representatives of the several Underwriters (in such capacity, the "Representatives") in connection with the offering and sale of the Shares.

      To the extent there are no additional Underwriters listed on Schedule A other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires.

      The Company and the Selling Stockholders hereby confirm their engagement of Credit Suisse First Boston LLC ("CSFB") as, and CSFB hereby confirms its agreement with the Company and the Selling Stockholders to render services as, a "qualified independent underwriter", within the meaning of Section (b)(15) of Rule 2720 of the NASD, Inc. (the "NASD") with respect to the offering and sale of the Shares. CSFB, solely in its capacity as the qualified independent underwriter and not otherwise, is referred to herein as the "QIU". The price at which the Shares will be sold to the public shall not be higher than the maximum price recommended by the QIU.

      The Company and each of the Selling Stockholders hereby confirm their respective agreements with the Underwriters and the QIU as follows:


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      Section 1. Representations and Warranties.

      A. The Company hereby represents, warrants and covenants to each Underwriter as follows:

      (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (File No. 333-127115), which contains a form of prospectus to be used in connection with the public offering and sale of the Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933 (as amended, the "Securities Act", which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Securities Act or the Securities Exchange Act of 1934 (as amended, the "Exchange Act", which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), is called the "Registration Statement". Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "Rule 462(b) Registration Statement", and from and after the date and time of filing of the Rule 462(b) Registration Statement the term "Registration Statement" shall include the Rule 462(b) Registration Statement. Any preliminary prospectus included in the Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act and relating to the public offering and sale of the Shares is hereinafter called a "preliminary prospectus". The term "Prospectus" shall mean the final prospectus relating to the Shares that is first filed pursuant to Rule 424(b) after the execution of this agreement (the "Execution Time") or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares included in the Registration Statement at the date the Registration Statement is declared effective by the Commission (the "Effective Date"). The term "Statutory Prospectus" shall mean the preliminary prospectus, as amended or supplemented, relating to the Shares that is included in the Registration Statement immediately prior to the Time of Sale (as defined herein). All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, Statutory Prospectus or the Prospectus shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

      At or prior to [ ]:00 [A./P.]M. New York City time (the "Time of Sale"), the Company had prepared the following information relating to the public offering and sale of the Shares (collectively, the "Disclosure Package"): the Statutory Prospectus, the issuer free writing prospectuses as defined in Rule 433 of the Securities Act (each, an "Issuer Free Writing Prospectus"), if any, as identified on Schedule D hereto, the roadshow presentation identified on Schedule E hereto, the pricing information identified on Schedule F hereto, and any other "free writing prospectus" (as defined pursuant to Rule 405 under the Securities Act) that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package. If, subsequent to the date of this Agreement, the Company and the Underwriters have determined that the Disclosure Package included an untrue statement of material fact or omitted a statement of material fact necessary to make the information therein not misleading and have agreed to provide an opportunity to purchasers of the Shares to terminate their old purchase contracts and enter into new purchase contracts, then the "Disclosure Package" will refer to the information available to purchasers at the time of entry into the first such new purchase contract.

      (b) Compliance with Registration Requirements. The Registration Statement has been declared effective by the Commission under the Securities Act. The Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.


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      The Disclosure Package, at the Time of Sale, complied in all material respects with the Securities Act and the rules thereunder and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective and (giving effect to any amendment filed prior to the date hereof) at the date hereof, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date, at the date hereof, at any time of any filing pursuant to Rule 424(b), at the Closing Date (as defined herein) and at any Subsequent Closing Date (as defined herein), in each case, giving effect to any amendment or supplement, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein. There is no contract or other document required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which has not been described or filed as required.

      The Disclosure Package, at the Time of Sale did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      Other than the preliminary prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not used, authorized, approved or referred to and will not use, authorize, approve or refer to any Issuer Free Writing Prospectus other than the documents listed on Schedule D hereto and other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the preliminary prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Issuer Free Writing Prospectus.

      (c) Accuracy of Statements in Prospectus. The statements in each of the Statutory Prospectus and the Prospectus under the headings "Risk Factors -- Risk Factors Related to Our Business -- A successful challenge by tax authorities to our treatment of certain physicians as independent contractors could require us to pay past taxes and penalties", "Material U.S. Federal Income Tax Considerations", "Business -- American Medical Response -- Legal Matters", "Business -- EmCare -- Legal Matters" and "Certain Relationships and Related Party Transactions", insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are in all material respects accurate and fair summaries of such legal matters, agreements, documents or proceedings.

      (d) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of the last Subsequent Closing Date (as defined below) and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offer-


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ing and sale of the Shares other than the Disclosure Package, the Prospectus or the Registration Statement.

      (e) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

      (f) Authorization of the Shares. The Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable.

      (g) No Transfer Taxes. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Shares.

      (h) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, other than the Selling Stockholders with respect to the Shares included in the Registration Statement, and other than any such rights as have been duly waived.

      (i) No Material Adverse Change. Except as otherwise disclosed in the Disclosure Package, subsequent to the respective dates as of which information is given in the Disclosure Package: (i) there has been no material adverse change, or any development that would reasonably be expected to (A) result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its Subsidiaries, considered as one entity and (B) materially and adversely affect the ability of the Company and its Subsidiaries to perform their obligations pursuant to the documents relating to the offering and sale of the Shares (any such change is called a "Material Adverse Change"); (ii) the Company and its Subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, nor entered into any material transaction or agreement; and (iii) except for dividends paid to the Company or any of its Subsidiaries, there has been no dividend or distribution of any kind declared, paid or made by the Company or any Subsidiary on any class of capital stock or repurchase or redemption by the Company or any of its Subsidiaries of any class of capital stock.

      (j) Independent Accountants. PricewaterhouseCooopers LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement and included in the Disclosure Package and the Prospectus, are independent or certified public accountants with respect to the Company as required by the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder.

      (k) Preparation of the Financial Statements. The financial statements and the related notes thereto of the Company and its combined or consolidated subsidiaries, as applicable, filed with the Commission as a part of the Registration Statement and included in the Disclosure Package and the Prospectus present fairly in all material respects the consolidated or combined financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements comply in all material respects as to form with the applicable accounting requirements of the Securities Act, and have been prepared in conformity with generally accepted accounting principles ("GAAP"), applied on a consistent basis throughout the periods covered


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thereby, except as may be expressly stated otherwise in the related notes thereto. No other financial statements or supporting schedules are required to be included the Registration Statement. The financial data set forth in each of the Statutory Prospectus and the Prospectus under the captions "Summary -- Summary of Selected Historical Combined, Consolidated and Pro Forma Consolidated Financial Information and Other Data", "Selected Combined and Consolidated Financial Information and Other Data" and "Capitalization" fairly present in all material respects the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement. The unaudited pro forma consolidated financial statements of the Company and its subsidiaries and the related notes thereto included under the caption "Summary -- Summary of Historical Combined, Consolidated and Pro Forma Consolidated Financial Information and Other Data", "Unaudited Pro Forma Consolidated Financial Data" and elsewhere in each of the Statutory Prospectus, the Prospectus and the Registration Statement present fairly in all material respects the information contained therein and have been properly presented in all material respects on the bases described therein, and, in the case of the pro forma financial data, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate in all material respects to give effect to the transactions and circumstances referred to therein.

      (l) Incorporation and Good Standing of the Company and its Subsidiaries. Except as listed in Schedule 1(l) hereto, each of the Company and its Subsidiaries has been duly incorporated or formed and is validly existing as a corporation, limited liability company or partnership in good standing under the laws of the jurisdiction of its incorporation or formation and has corporate, limited liability company or limited partnership power and authority to own or lease, as the case may be, and operate its properties and to conduct its business as described in the Disclosure Package and, in the case of the Company, to enter into and perform its obligations under this Agreement. Each of the Company and each Subsidiary is duly qualified as a foreign corporation, limited liability company or partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. Except as disclosed in the Registration Statement, and other than pursuant to the Credit Documents, all of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or through Subsidiaries of the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim. At the Closing Date, the Company will not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries listed in Exhibit 21 to the Registration Statement or subsidiaries not required to be listed on Exhibit 21 (the "Subsidiaries") and other than the Affiliated Medical Groups as defined in paragraph (gg) herein.

      (m) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in each of the Disclosure Package and the Prospectus under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Disclosure Package and the Prospectus or upon exercise of outstanding options described in the Disclosure Package and the Prospectus). The Common Stock (including the Shares) conforms in all material respects to the description thereof contained in each of the Disclosure Package and the Prospectus. All of the issued and outstanding shares of Common Stock (including the shares of Common Stock owned by Selling Stockholders) have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its Subsidiaries other than those described in the Disclosure Package and other than certain preemptive rights set forth in the agreement filed as Exhibit 4.3 to the Registration Statement.


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The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in each of the Disclosure Package and the Prospectus accurately and fairly presents, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights.

      (n) Listing. The Shares have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

      (o) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws or in default (or, with the giving of notice or lapse of time, would be in default) ("Default") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any Subsidiary is a party or by which it is bound (including, without limitation, AMR HoldCo, Inc.'s and EmCare HoldCo, Inc.'s 10% Senior Subordinated Notes due 2015 or the related indenture (together with all other agreements related thereto, the "Indenture") and the Credit Agreement, dated as of February 10, 2005, by and among AMR HoldCo, Inc. and EmCare HoldCo, Inc., as co-borrowers, the Subsidiaries party thereto, Bank of America, N.A. as Administrative Agent and the other agents party thereto, as amended (together with all other agreements related to such facility, the "Credit Documents")), or to which any of the property or assets of the Company or any of its Subsidiaries is subject (each, an "Existing Instrument"), except for such Defaults as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. At the Closing Date, the Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Disclosure Package and the Prospectus (i) will have been duly authorized by all necessary corporate or other action and will not result in any violation of the provisions of the charter, by-laws, limited liability company or partnership agreement of the Company or any Subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except as for such conflicts, breaches, Defaults, liens, charges or encumbrances listed in
Schedule 1(o) hereto or as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, and (iii) will not result in any violation of any law, administrative regulation, or administrative or court decree applicable to the Company or any of its Subsidiaries, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's execution, delivery and performance of this Agreement and consummation by the Company of the transactions contemplated hereby and by the Disclosure Package and the Prospectus, except such as have been obtained or made or will be obtained or made by the Company by the Closing Date and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the NASD. As used herein, a "Debt Repayment Triggering Event" means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries.

      (p) No Material Actions or Proceedings. Except as otherwise disclosed in each of the Prospectus and the Disclosure Package, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened (i) against or affecting the Company or any of its Subsidiaries or (ii) which have as the subject thereof any "named executive officer" (as that term is used in the Prospectus) or director of, or property owned or leased by, the Company or any of its Subsidiaries and which such action, suit or proceeding, if determined adversely to the Company or such Subsidiary, would, individually or in the aggregate, reasonably be expected to result in a Material Ad-


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verse Change or adversely affect the consummation of the transactions contemplated by this Agreement. Except as otherwise disclosed in each of the Prospectus and the Disclosure Package, no material labor dispute with the employees of the Company or any of its Subsidiaries, or with the employees of any principal supplier to the Company or its Subsidiaries, exists or, to the best of the Company's or its Subsidiaries' knowledge, is threatened or imminent.

      (q) Intellectual Property Rights. Except as otherwise disclosed in each of the Prospectus and the Disclosure Package, the Company and its Subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, the "Intellectual Property Rights") reasonably necessary to conduct their businesses as now conducted, except where the failure to possess or own such rights would not result in a Material Adverse Change, and the expected expiration of any of such Intellectual Property Rights would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. Neither the Company nor any of its Subsidiaries has received any written notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

      (r) All Necessary Permits, etc. Except as otherwise disclosed in each of the Disclosure Package and the Prospectus, the Company and each Subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses as now conducted, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

      (s) Title to Properties. Except as otherwise disclosed in each of the Disclosure Package and the Prospectus, the Company and each of its Subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(A)(k) above (or elsewhere in the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except (i) pursuant to the Credit Documents, (ii) such as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change and (iii) such that do not materially interfere with the use made and currently proposed to be made of such property by the Company and its Subsidiaries. The real property, improvements, equipment and personal property held under lease by the Company or any Subsidiary are held under valid and enforceable leases, with such exceptions as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

      (t) Tax Law Compliance. Except as otherwise disclosed in each of the Disclosure Package and the Prospectus, the Company and its Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns or have received timely extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(A)(k) above in accordance with GAAP in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its Subsidiaries has not been finally determined.

      (u) Company Not an "Investment Company". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company


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Act," which term, as used herein, includes the rules and regulations of the
Commission promulgated thereunder). The Company is not, and after receipt of payment for the Shares and the application of the proceeds thereof as contemplated under "Use of Proceeds" in each of the Statutory Prospectus and the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act.

      (v) Insurance. Except as otherwise disclosed in each of the Disclosure Package and the Prospectus and except as would not reasonably be expected to result in a Material Adverse Change, each of the Company and its Subsidiaries are insured by recognized, financially sound institutions or are insured or self insured at prudent and adequate levels with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, without limitation, policies covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. The Company has no reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or
(ii) upon such expiration, to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

      (w) No Restrictions on Dividends. No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by each of the Disclosure Package and the Prospectus or pursuant to the Credit Documents or the Indenture.

      (x) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

      (y) Related Party Transactions. There are no business relationships or related-party transactions among the Company or any of its affiliates, on one hand, and the Company or any director, executive officer or stockholder of the Company or any of its Subsidiaries, on the other hand, that is required pursuant to Regulation S-K to be described in the Statutory Prospectus or the Prospectus that have not been described as required.

      (z) Internal Controls and Procedures. The Company maintains (i) effective internal control over financial reporting as defined in Rule 13a-15(f) under the Exchange Act, as amended, and (ii) a system of internal accounting controls sufficient to provide reasonable assurance that, in all material respects: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      (aa) No Material Weakness in Internal Controls. Except as disclosed in each of the Disclosure Package and the Prospectus, since the end of the Company's most recent audited fiscal year, there has been (i) no material weakness in the Company's internal control over financial reporting (whether or not remediated) and (ii) no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

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      (bb) Compliance with Environmental Laws. To the knowledge of the Company and except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, (i) neither of the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, without limitation, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its Subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor have the Company or any of its Subsidiaries received any written communication from a governmental authority alleging that the Company or any of its Subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its Subsidiaries, now or within the past three years (collectively, "Environmental Claims"), pending or, to the best of the Company's knowledge, threatened against the Company or any of its Subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the best of the Company's and its Subsidiaries' knowledge, there are no current actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, or disposal of any Material of Environmental Concern, that would result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its Subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any its Subsidiaries has retained or assumed either contractually or by operation of law.

      (cc) Periodic Review of Costs of Environmental Compliance. In the ordinary course of its business, the Company conducts a periodic review of its compliance with Environmental Laws, in the course of which they identify and evaluate costs and liabilities associated with such compliance. On the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

      (dd) ERISA Compliance. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, the Company and its Subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974 (as amended, "ERISA", which term, as used herein, includes the regulations and published interpretations thereunder) established or maintained by the Company, its Subsidiaries or, solely in the case of an employee benefit plan subject to Title IV, their "ERISA Affiliates" (as defined below) are in compliance with ERISA in all material respects. "ERISA Affiliate" means, with respect to the Company of any of its Subsidiaries, any member of any group of organizations described in Section 414 of the Internal Revenue Code of 1986 (as amended, "Code", which term, as used herein, includes the regulations and published interpretations thereunder) of which the Company or any of its Subsidiaries is a member. Except as would not reasonably be expected to result in a Material Adverse Change, no "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company and its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption. Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Except as would not reasonably be expected to result in a Material Adverse Change, each "employee benefit plan" established or maintained by the Company and its Subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would reasonably be expected to cause the loss of such qualification.

      (ee) Compliance with Labor Laws. Except as disclosed in each of the Disclosure Package and the Prospectus and except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change,
(i) there is (A) no unfair labor practice complaint pending or, to the best of the Company's and its Subsidiaries' knowledge, threatened against the Company or any of its Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending, or to the best of the Company's and its Subsidiaries' knowledge, threatened, against the Company or any of its Subsidiaries, (B) no strike, labor dispute, slowdown or stoppage pending or, to the best of the Company's knowledge, threatened against the Company or any of its Subsidiaries and (C) no union representation question existing with respect to the employees of the Company or any of its Subsidiaries and, to the best of the Company's and its Subsidiaries' knowledge, no union organizing activities taking place and (ii) there has been no violation of any federal, state or local law relating to discrimination in hiring, promotion or pay of employees or of any applicable wage or hour laws.

      (ff) Compliance With Health Care Statutes, Rules and Regulations. Except as disclosed in each of the Disclosure Package and the Prospectus or except for such violations that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, to the Company's or any of its Subsidiaries' knowledge, neither of the Company nor any of its Subsidiaries has violated any federal, state or local health care statutes, rules or regulations, including, but not limited to, the Federal False Claims Act, the Federal Anti-Kickback Statute, the Federal Self-Referral Law, the Health Insurance Portability and Accountability Act of 1996, and any corresponding or similar state laws (collectively, the "Health Care Statutes, Rules and Regulations"). Except as disclosed in each of the Disclosure Package and the Prospectus or except for such violations which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, to the best of the Company's and its Subsidiaries' knowledge, the Company, its Subsidiaries, and any affiliated entity, including without limitation any professional corporation, partnership or association, with which the Company or any of its Subsidiaries contracts and through which services are provided (each, an "Affiliated Medical Group" and collectively, the "Affiliated Medical Groups") has received notice, written or oral, from any other federal or state agency or authority that they have or are alleged to have acted contrary to any Health Care Statute, Rule or Regulation. To the best of the Company's and its Subsidiaries' knowledge and except for such violations which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, the Company, the Subsidiaries and the Affiliated Medical Groups are in material compliance with the laws and regulations pertaining to (i) physician licensure, (ii) the corporate practice of medicine, and (iii) physician fee-splitting in all states in which they operate. To the best of the Company's and its Subsidiaries' knowledge, no Affiliated Medical Group or any individual or business entity with which an Affiliated Medical Group contracts has received notice, written or oral, from representatives of the United States Department of Health and Human Services or any other federal or state agency, relating to the revocation, suspension, termination or modification of any applicable license, certification, accreditation, supplier or provider number, or ability to participate in any federally funded or other health care program. The Company and its Subsidiaries are subject to a Compliance Program that has been structured in light of what constitutes an effective compliance program as defined in the United States Sentencing Commission Guidelines.

      (gg) No Conflict with Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

      (hh) No Conflict with OFAC Laws. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, or officer, agent, employee or affiliate of the Company or any of its Subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds, to any Subsidiary, joint venture partner or other person or entity, for the purpose of knowingly financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

      (ii) Officer's Certificate. Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

      (jj) Status under the Securities Act. (i) At the time of filing the Registration Statement and (ii) as of the date of the execution and delivery of this Agreement (with such date being used as the determination date for purposes of this clause (ii), the Company was not and is not an Ineligible Issuer (as defined in Rule 405 of the Securities Act), without taking account of any determination by the Commission pursuant to Rule 405 of the Securities Act that it is not necessary that the Company be considered an Ineligible Issuer.

      B. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents, warrants and covenants to each Underwriter as follows:

      (a) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

      (b) The Power of Attorney. Such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you or in a form reasonably satisfactory to the Underwriters (the "Power of Attorney"), appointing the entity indicated in Schedule C hereto, and any duly authorized officer thereof, as such Selling Stockholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement. The Power of Attorney of such Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder.

      (c) Obligations of the Selling Stockholder. The appointment by such Selling Stockholder of the Attorney-in-Fact by the Power of Attorney are to that extent irrevocable; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of such Selling Stockholders in accordance with the terms and conditions of this Agreement; and actions taken by the Attorney-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Attorney-in-Fact, or any authorized officer thereof, shall have received notice of such death, incapacity, termination, dissolution or other event.

      (d) Title to Shares to be Sold; All Authorizations Obtained. After giving effect to the reorganization of the Company and the amendment and restatement of the Partnership Agreement, such Selling Stockholder will have good and valid title to the LP exchangeable units of Emergency Medical Services L.P. ("LP Exchangeable Units") that are exchangeable for shares of the Company's Class B Common Stock and that would be converted to Common Stock to be sold by such Selling Stockholder pursuant to this Agreement, and will have good and valid title to the Shares to be sold by such Selling Stockholder on any Subsequent Closing Date, free and clear of all liens, encumbrances, equities and claims and has duly endorsed such Shares in blank, and, assuming that the Underwriters purchase such Shares without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), upon sale and delivery of, and payment for, such securities, as provided herein, the Underwriters will own the Shares, free and clear of all liens, encumbrances, equities and claims whatsoever. Such Selling Stockholder has the legal right and power, and all authorizations and approvals required by law and under its charter or by-laws, partnership agreement or other organizational documents to enter into this Agreement to sell, transfer and deliver all of the Shares which may be sold by such Selling Stockholder pursuant to this Agreement and to comply with its other obligations hereunder.

      (e) Delivery of the Shares to be Sold. Delivery of and payment for the Shares which are sold by such Selling Stockholder pursuant to this Agreement will pass good and valid title to such Shares, free and clear of any security interest, mortgage, pledge, lien, encumbrance or other claim.

      (f) Non-Contravention; No Further Authorizations or Approvals Required. The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement and the Power of Attorney (i) will not result in any Default under, or require the consent of any other party to, the charter or by-laws, partnership agreement, or other organizational documents of such Selling Stockholder, (ii) will not conflict with or constitute a breach of, or Default under, any other agreement or instrument to which such Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, except any such conflict, breach or Default as would not adversely affect such Selling Stockholder's right and power to sell, transfer and deliver good and valid title free and clear of all liens, encumbrances, equities and claims, all of the Shares which may be sold by such Selling Stockholder pursuant to this Agreement and to comply with its other obligations hereunder, and (iii) will not result in any violation of any statute, law, regulation, order or decree applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over such Selling Stockholder or its properties. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the consummation by such Selling Stockholder of the transactions contemplated in this Agreement, except such as have been obtained by the Company or made and are in full force and effect under the Securities Act; provided, however, no representation is made as to any state or foreign security laws, the blue sky laws of any jurisdiction or the NASD.

      (g) No Registration or Other Similar Rights. Such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are described in the Prospectus under "Shares Eligible for Future Sale".

      (h) No Further Consents, etc. Except for such consents, approvals and waivers as have already been obtained, no consent, approval or waiver is required under any instrument or agreement to which such Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, for the offering, sale or purchase by the Underwriters of any of the Shares which may be sold by such Selling Stockholder under this Agreement or the consummation by such Selling Stockholder of any of the other transactions contemplated hereby.

      (i) Disclosure Made by Such Selling Stockholder in the Prospectus. All information furnished by or on behalf of such Selling Stockholder in writing expressly for use in the sections entitled "Principal and Selling Stockholders" and "Certain Relationships and Related Party Transactions" in the Registration Statement, the Prospectus, the Disclosure Package or any free writing prospectus as defined in Rule 405 of the Securities Act used, authorized, approved or referred to by such Selling Stockholder or any amendment or supplement thereto used by the Company or any Underwriter, as the case may be, was, as of the Time of Sale and on the Closing Date and any Subsequent Closing Date will be, true, correct and complete in all material respects, and did not, as of the Time of Sale, and on the Closing Date and any Subsequent Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. In addition, such Selling Stockholder confirms as accurate the number of shares of Common Stock set forth opposite such Selling Stockholder's name in each of the Statutory Prospectus and the Prospectus under the caption "Principal and Selling Stockholders" (both prior to and after giving effect to the sale of the Shares).

      (j) No Price Stabilization or Manipulation. Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

      (k) Confirmation. Such Selling Stockholder is not prompted to sell shares of Common Stock by any material information concerning the Company which is not set forth in the Registration Statement or the Disclosure Package.

      (l) Officer's Certificate. Any certificate signed by or on behalf of any Selling Stockholder and delivered to the Representatives or to counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

      Section 2. Purchase, Sale and Delivery of the Shares.

      (a) The Firm Shares. The Company agrees to issue and sell to the several Underwriters the Firm Shares upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Shares set forth opposite their names on Schedule A. The purchase price per Firm Common Share to be paid by the several Underwriters to the Company shall be $[ ] per share.

      (b) The Closing Date. Delivery of certificates for the Firm Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Cahill Gordon & Reindel LLP, 80 Pine Street, New York, NY 10005 (or such other place as may be agreed to by the Company and the Representatives) at 9:00 a.m. New York time, on December [ ], 2005, or such other time and date not later than 1:30 p.m. New York time, on December [ ], 2005, as the Representatives shall designate by notice to the Company (the time and date of such closing are called the "Closing Date"). The Company and the Selling Stockholders hereby acknowledge that circumstances under which the Representatives may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company, the Selling Stockholders or the Representatives to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 10.

      (c) The Optional Shares; the Subsequent Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Selling Stockholders hereby grant an option to the several Underwriters to purchase, severally and not jointly, up to the number of Optional Shares to be sold by each of the Selling Stockholders as set forth opposite their respective names in Schedule B hereto, up to an aggregate of 1,170,000 Optional Shares from the Selling Stockholders at the purchase price per share to be paid by the Underwriters for the Firm Shares. The option granted hereunder may be exercised at any time and from time to time upon notice by the Representatives to the Selling Stockholders (with a copy to the Company), which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the certificates for the Optional Shares are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the Closing Date; and in such case the term "Closing Date" shall refer to the time and date of delivery of certificates for the Firm Shares and the Optional Shares). Each time and date of delivery, if subsequent to the Closing Date, is called a "Subsequent Closing Date" and shall be determined by the Representatives and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Optional Shares are to be purchased, (a) each Underwriter agrees, severally and not jointly, to purchase the number of Optional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional Shares to be purchased as the number of Firm Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares and (b) each Selling Stockholder agrees, severally and not jointly, to sell the number of Optional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional Shares to be sold as the number of Optional Shares set forth in Schedule B opposite the name of such Selling Stockholder bears to the total number of Optional Shares.

      (d) Public Offering of the Shares. The Representatives hereby advise the Company and the Selling Stockholders that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

      (e) Payment for the Shares. Payment for the Shares to be sold by the Company shall be made at the Closing Date (and, if applicable, at any Subsequent Closing Date) by wire transfer of immediately available funds to the order of the Company. Payment for the Shares to be sold by the Selling Stockholders shall be made at any Subsequent Closing Date, if applicable, by wire transfer of immediately available funds to the order of the Selling Stockholder.

      It is understood that the Representatives have been authorized, for their own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Optional Shares the Underwriters have agreed to purchase. BAS, individually and not as the Representative of the Underwriters, may (but shall not be obligated to) make payment for any Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the Closing Date or any Subsequent Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

      Each Selling Stockholder hereby agrees that it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Shares to be sold by such Selling Stockholder to the several Underwriters, or otherwise in connection with the performance of such Selling Stockholder's obligations hereunder.

      (f) Delivery of the Shares. Delivery of the Firm Shares and the Optional Shares shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

      (g) Delivery of Prospectus to the Underwriters. The Company shall (i) deliver or cause to be delivered to the Underwriters and shall file or cause to be filed with the Commission in accordance with Rule 172 under the Securities Act, not later than 10:00 a.m. on the second business day following the date the Shares are first released by the Underwriters for sale to the public, a Prospectus meeting the requirements of Rule 430A under the Securities Act and
(ii) deliver or cause to be delivered to the Underwriters, prior to the Time of Sale, copies of the Disclosure Package in such quantities and at such places as the Representatives shall request.

      Section 3. Additional Covenants.

      A. Covenants of the Company. The Company further covenants and agrees with each Underwriter as follows:

      (a) Representatives' Review of Proposed Amendments and Supplements. During such period beginning at the Time of Sale and ending on the later of the Closing Date or such date as, in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law (or required to be delivered but for Rule 172 under the Securities Act) to be delivered in connection with sales by an Underwriter or dealer (the "Prospectus Delivery Period"), prior to using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and prior to amending or supplementing the Registration Statement or the Prospectus, the Company shall furnish to the Representatives for review a copy of each such proposed Issuer Free Writing Prospectus, amendment or supplement, and the Company shall not use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file or use any such proposed amendment or supplement to which the Representatives reasonably object.

      (b) Securities Act Compliance. After the date of this Agreement, the Company shall promptly advise the Representatives in writing (i) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (ii) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (iii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Prospectus, (iv) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. The Company shall use commercially reasonable efforts to prevent the issuance of any such stop order or suspension of such use. If the Commission shall enter any such stop order at any time, the Company will use its commercially reasonable efforts to obtain the lifting of such order as soon as practicable. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 434, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

      (c) Exchange Act Compliance. During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

      (d) Amendments and Supplements to the Disclosure Package and Other Securities Act Matters. If, after the time of the initial distribution of the preliminary prospectus to offerees and prior the Time of Sale, any event shall occur or condition exist as a result of which the Disclosure Package or the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Disclosure Package or the Prospectus, in order to make the statements therein, in the light of the circumstances at the Time of Sale, not misleading, or if in the opinion of the Representatives or counsel for the Underwriters it is otherwise necessary to amend or supplement the Disclosure Package or the Prospectus, in order to comply with law, the Company agrees to (i) notify the Representatives of any such event or condition and (ii) promptly prepare (subject to Section 3(A)(a) hereof), file with the Commission and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Disclosure Package or the Prospectus necessary to make the statements in the Disclosure Package or the Prospectus as so amended or supplemented, in the light of the circumstances at the Time of Sale, not misleading or so that the Disclosure Package or the Prospectus will comply with law.

      (e) Permitted Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representatives, it will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a "free writing prospectus" (as defined in Rule 405 of the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule D hereto. Any such free writing prospectus consented to by the Representatives is hereinafter referred to as a "Permitted Free Writing Prospectus". The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

      (f) Copies of any Amendments and Supplements to the Prospectus and the Disclosure Package. The Company agrees to promptly file with the Commission (to the extent required by the Securities Act) and to furnish the Representatives, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto and the Disclosure Package (including each Issuer Free Writing Prospectus) as the Representatives may reasonably request at the time of the original printing of such Prospectus, amendment or supplement thereto or the Disclosure Package, or the use of such Issuer Free Writing Prospectus, as applicable.

      (g) Copies of the Registration Statement, the Prospectus and the Disclosure Package. The Company will promptly file with the Commission and furnish to the Representatives, without charge, two signed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of the Prospectus and any amendment or supplement thereto, the Disclosure Package each Issuer Free Writing Prospectus as the Representatives may reasonably request at the time of the original printing of the Prospectus or any amendment or supplement thereto or the Disclosure Package, or the use of such Issuer Free Writing Prospectus, as applicable.

      (h) Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation, other than those arising out of the offering or sale of the Shares in any jurisdiction where it is not now so subject. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

      (i) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Shares sold by it in the manner described in each of the Disclosure Package and the Prospectus under the caption "Use of Proceeds" in the Prospectus.

      (j) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

      (k) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement (which need not be audited) covering the twelve-month period ending [ ], 2006 that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

      (l) Periodic Reporting Obligations. During the Prospectus Delivery Period the Company shall file, on a timely basis, with the Commission and the New York Stock Exchange all reports and documents required to be filed under the Exchange Act. Additionally, the Company shall report the use of proceeds from the issuance of the Shares as may be required under Rule 463 under the Securities Act.

      (m) Listing. The Company will use its commercially reasonable efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange.

      (n) Agreement Not to Offer or Sell Additional Shares. During the period commencing on the date hereof and ending on the 180th day following the date of the Prospectus, the Company will not, without the prior written consent of the Representatives (which consent may be withheld at the sole discretion of the Representatives), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" or liquidate or decrease a "call equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or would reasonably be expected to, result in the disposition of), or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Shares); provided, however, that the Company may (i) issue shares of its Common Stock or options to purchase its Common Stock, or Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus; (ii) file a registration statement on Form S-8 with respect to the shares of Common Stock subject to the stock options issued or to be issued pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus; (iii) issue the Company's Class B Common Stock upon exchange of LP Exchangeable Units and issue Common Stock upon conversion of the Company's Class B Common Stock; and (iv) issue Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock in connection with acquisitions made by the Company, provided that no more than 10% of the number of shares of Common Stock then outstanding are issued or issuable in connection with such acquisitions and provided, further that, the recipients receiving Common Stock in connection with such acquisitions agree in writing with the Representatives to the restrictions of this Section 3(A)(m). Notwithstanding the foregoing, if (x) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or (y) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed in this clause shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company will provide the Representatives and any co-managers and each person subject to the restricted period pursuant to the lockup letters described in Section 5(k) with prior notice of any such announcement that gives rise to an extension of the restricted period.

      (o) Compliance with Sarbanes-Oxley Act. Until the delivery of the earnings statement referred to in paragraph 3(j) above, the Company will comply with all applicable securities and other laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its commercially reasonable efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

      (p) Future Reports to Stockholders. Until the delivery of the earnings statement referred to in paragraph 3(j) above, consistent with the requirements of the Exchange Act, the Company will make available to its stockholders not later than the date required by the Exchange Act: (i) an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants); and (ii) after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the Effective Date) consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.

      (q) Future Reports to the Representatives. During the period of five years hereafter the Company will furnish to the Representatives at 9 West 57th Street, New York, NY 10022, Attn: Thomas M. Morrison: (i) as soon as practicable after the end of each fiscal year, copies of the annual report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report publicly filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock, provided, that the filing of such reports and communications through the Commission's EDGAR System shall be deemed to satisfy the provisions of this Section 3(A)(p).

      (r) Investment Limitation. The Company shall not invest, or otherwise use, the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of its Subsidiaries to register as an investment company under the Investment Company Act.

      (s) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or would reasonably be expected to constitute, under the Exchange Act, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares.

      (t) Existing Lock-Up Agreement. For a period ending on the date 180 days after the date of the Prospectus, without the Representatives' prior written consent (which consent may be withheld at the sole discretion of the Representatives) the Company will not waive any provision of any existing agreement between the Company and any of its security holders that prohibits the sale, transfer, assignment, pledge or hypothecation of any of the Company's securities in connection with the Company's initial public offering.

      B. Covenants of the Selling Stockholders. Each Selling Stockholder further covenants and agrees, severally and not jointly, with each Underwriter:

      (a) Agreement Not to Offer or Sell Additional Shares. Such Selling Stockholder will not, without the prior written consent of the Representatives (which consent may be withheld in their sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" or liquidate or decrease a "call equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or would reasonably be expected to, result in the disposition of) any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the Selling Stockholder, or publicly announce the Selling Stockholder's intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 180 days after the date of the Prospectus, provided, however, that the foregoing restrictions do not apply to (i) the sales of Shares to the Underwriters, (ii) the exchange of LP Exchangeable Units for the Company's Class B Common Stock or the conversion of such Class B Common Stock for Common Stock,
(iii) the transfer of shares of Common Stock or LP Exchangeable Units, or derivative securities relating to any shares of Common Stock or LP Exchangeable Units, to any partner, member, affiliate of, or other persons who hold (directly or indirectly) ownership interests in, Onex Corporation or Onex Partners LP; provided that the transferee is a Selling Stockholder or agrees in writing with the Representatives to the restrictions of this Section 3(B)(a) or (iv) the pledge of shares of Common Stock or LP Exchangeable Units to secure indebtedness. Notwithstanding the foregoing, if (x) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or (y) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed in this clause shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company will provide the Representatives and any co-managers and each individual subject to the restricted period pursuant to the lockup letters described in
Section 5(k) with prior notice of any such announcement that gives rise to an extension of the restricted period.

      (b) Delivery of Forms W-8 and W-9. To deliver to the Representatives prior to the Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States Person).

      (c) No Free Writing Prospectuses. Such Selling Stockholder has not used or referred to, and will not use or refer to, any free writing prospectus as defined in Rule 405 of the Securities Act (each, a "Free Writing Prospectus"), and has not distributed and will not distribute any written materials in connection with the offer or sale of the Shares.

      (d) Notification of Material Changes. During the Prospectus Delivery Period, such Selling Stockholder will advise the Representatives promptly, and if requested by a Representative, will confirm such advice in writing, of any material change in information in the Registration Statement, the Prospectus or any Free Writing Prospectus known to such Selling Stockholder or any amendment or supplement thereto relating to such Selling Stockholder that comes to the attention of such Selling Stockholder.

      The Representatives, on behalf of the several Underwriters, may, in its sole discretion, waive in writing the performance by the Company or any Selling Stockholder of any one or more of the foregoing covenants or extend the time for their performance. Notwithstanding the foregoing, the Representatives, for the benefit of each of the other Representatives, agree not to consent to any action proposed to be taken by the Company, any Selling Stockholder or any other holder of the Company's securities that would otherwise be prohibited by, or to waive compliance by the Company, any Selling Stockholder or any such other security holder with the provisions of, Section 3(A)(m) or 3(B)(a) above or any lock-up agreement delivered pursuant to Section 5(k) below without giving each of the other Underwriters at least 17 days prior notice (or such shorter notice as each of the other Underwriters may deem acceptable to permit compliance with applicable provisions of NYSE Rule 472(f) restricting publication and distribution of research and public appearances by research analysts before and after the expiration, waiver or termination of a lock-up agreement).

      C. Covenants of the Underwriters. Each of the Underwriters further covenants and agrees as follows:

      (a) It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any "free writing prospectus", as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no "issuer information" (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Statutory Prospectus or a previously filed Free Writing Prospectus, (ii) any Free Writing Prospectus listed on Schedule D or prepared pursuant to Section 3A(a) above, or (iii) any Free Writing Prospectus approved by the Company in advance in writing.

      (b) It will not distribute any free writing prospectus referred to in clause (a)(i) in a manner reasonably designed to lead to its broad unrestricted dissemination.

      (c) It will not, without the prior written consent of the Company, use any free writing prospectus (including any free writing prospectus that contains the final terms of the Shares); provided that the Company shall file any free writing prospectus that contains the final terms of the Shares with the Commission pursuant to Rule 433 of the Securities Act.

      (d) It will, pursuant to reasonable procedures developed in good faith, retain copies of each free writing prospectus used or referred to by it, to the extent required by Rule 433 under the Securities Act.

      Section 4. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors,
(v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus and the Prospectus and each Issuer Free Writing Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) the fees and expenses associated with listing of the Common Stock on the New York Stock Exchange, (vii) the transportation and other expenses incurred by the Company or Selling Stockholder representatives in connection with presentations to prospective purchasers of the Securities (including 50% of the expenses incurred by the Underwriters for any chartered aircraft used by the Company and the Underwriters during the roadshow, with the Underwriters being responsible for 50%), and (viii) all other fees, costs and expenses referred to in Item 13 of Part II of the Registration Statement. Except as provided in Section 6, Section 8 and Section 9 hereof, the Underwriters shall pay their own expenses, including (v) the fees and disbursements of their counsel, (w) their share of expenses incurred in connection with presentations to prospective purchasers of the Shares, (x) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws, and, if requested by the Representatives, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (y) the fees and expenses of counsel for the Underwriters in connection with, the NASD's review and approval of the Underwriters' participation in the offering and distribution of the Shares and (z) the fees and expenses of the QIU.

      The Selling Stockholders further agree, severally and not jointly, with each Underwriter to pay (directly or by reimbursement) all stock transfer taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholders to the Underwriters hereunder.

      This Section 4 shall not affect or modify any separate, agreement relating to the allocation of payment of expenses between the Company, on the one hand, and the Selling Stockholders, on the other hand.

      Section 5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Shares as provided herein on the Closing Date and, with respect to the Optional Shares, on any Subsequent Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders set forth in Sections 1(A) and 1(B) hereof as of the date hereof and as of the Closing Date as though then made and, with respect to the Optional Shares, as of any Subsequent Closing Date as though then made, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the timely performance by the Company and the Selling Stockholders of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

      (a) Accountants' Comfort Letter. On the date hereof, the Representatives shall have received from PricewaterhouseCoopers LLP, independent public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives and PricewaterhouseCoopers LLP, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus.

      (b) Compliance with Registration Requirements; No Stop Order; No Objection from NASD. For the period from and after effectiveness of this Agreement and prior to the Closing Date and, with respect to the Optional Shares, any Subsequent Closing Date:

                  (i) if the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 P.M. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 P.M. New York City time on such date or (ii) 9:30 A.M. on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 P.M. New York City time on such date;

                  (ii) the Company shall have filed the Prospectus with the
            Commission containing the information required by Rule 430A under the Securities Act in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective; or, if the Company elected to rely upon Rule 434 under the Securities Act and obtained the Representatives' consent thereto, the Company shall have filed a Term Sheet with the Commission in the manner and within the time period required by such Rule 424(b); the Company shall have timely filed each Issuer Free Writing Prospectus with Commission, to the extent required by Rule 433 under the Securities Act;

                  (iii) no stop order suspending the effectiveness of the
            Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or, to the Company's knowledge, threatened by the Commission; and

                  (iv) the NASD shall have raised no objection (that remains effective) to the fairness and reasonableness of the underwriting terms and arrangements.

      (c) No Material Adverse Change or Ratings Agency Change. For the period from and after the Time of Sale and prior to the Closing Date and, with respect to the Optional Shares, any Subsequent Closing Date:

                  (i) in the reasonable judgment of the Representatives there shall not have occurred any Material Adverse Change;

                  (ii) there shall not have been any change or decrease
            specified in the letter or letters referred to in paragraph (a) of this Section 5 which is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement, the Prospectus and the Disclosure Package; and

                  (iii) there shall not have occurred any downgrading, nor shall any written notice to the Company have been received of any downgrading in the rating accorded any securities of the Company or any of its subsidiaries by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

      (d) Opinion of Counsel for the Company. On each of the Closing Date and any Subsequent Closing Date, the Representatives shall have received the favorable opinion of Kaye Scholer LLP, counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit B-1.1

      (e) Opinion of Special Regulatory Counsel for the Issuers. On the Closing Date the Representatives shall have received the opinion of Foley & Lardner LLP, special healthcare regulatory counsel for the Company, relating to healthcare regulatory disclosure in the Prospectus, dated the Closing Date and addressed to the Representatives, the form of which is attached as Exhibit B-2.

      (f) Opinion of Counsel for the Underwriters. On each of the Closing Date and any Subsequent Closing Date, the Representatives shall have received the favorable opinion of Cahill Gordon & Reindel LLP, counsel for the Underwriters, dated as of such Closing Date.

      (g) Officers' Certificate. On each of the Closing Date and any Subsequent Closing Date, the Representatives shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Treasurer of the Company, dated as of such Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and any amendment or supplement thereto, any Issuer Free Writing Prospectus and any amendment or supplement thereto and this Agreement, to the effect set forth in subsections
(b) and (c)(iii) of this Section 5, and further to the effect that:

                  (i) for the period from and after the Time of Sale and prior to such Closing Date, there has not occurred any Material Adverse Change;

                  (ii) the representations, warranties and covenants of the
            Company set forth in Section 1(A) of this Agreement are true and correct in all material respects, except if already qualified by materiality, on and as of the Closing Date with the same force and effect as though expressly made on and as of such Closing Date; and

                  (iii) the Company has complied with all the agreements
            hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

      (h) Bring-down Comfort Letter. On each of the Closing Date and any Subsequent Closing Date, the Representatives shall have received from PricewaterhouseCoopers LLP, independent or certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them

----------
1 It is expected now that opinions will speak to the Disclosure Package and that the 10b-5 will, as to the Disclosure Package, speak as of "the time when sales were first confirmed (which counsel may assume to be the date of the Underwriting Agreement").

pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date or Subsequent Closing Date, as the case may be.

      (i) Selling Stockholders' Certificate. On each of the Closing Date and any Subsequent Closing Date, the Representatives shall receive a written certificate executed by the Attorney-in-Fact of each Selling Stockholder, dated as of such Closing Date, to the effect that:

                  (i) the representations, warranties and covenants of such
            Selling Stockholder set forth in Section 1(B) of this Agreement are true and correct in all material respects, except if already qualified by materiality, on and as of the Closing Date with the same force and effect as though expressly made by such Selling Stockholder on and as of such Closing Date; and

                  (ii) such Selling Stockholder has complied with all the
            agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

      (j) Selling Stockholders' Documents. On the date hereof, the Company and the Selling Stockholders shall have furnished for review by the Representatives copies of the Powers of Attorney executed by each of the Selling Stockholders and such further information, certificates and documents as the Representatives may reasonably request.

      (k) Lock-Up Agreement from Certain Securityholders of the Company Other Than Selling Stockholders. On or prior to the date hereof, the Company shall have furnished to the Representatives an agreement in the form of Exhibit C hereto from each director, named executive officer and each beneficial owner (as defined and determined according to Rule 13d-3 under the Exchange Act) of 5% or more of the outstanding Common Stock (after giving effect to the sale of the Shares on the Closing Date, the exchange of all outstanding LP Exchangeable Units and the conversion of the then outstanding Class B Common Stock into Common Stock) and such agreement shall be in full force and effect on each of the Closing Date and any Subsequent Closing Date.

      (l) Listing of Shares. The Common Stock shall have been approved for listing on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representatives.

      (m) Additional Documents. On or before each of the Time of Sale, the Closing Date and any Subsequent Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

      If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company and the Selling Stockholders at any time on or prior to the Closing Date and, with respect to the Optional Shares, at any time prior to the applicable Subsequent Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

      Section 6. Reimbursement of Underwriters' Expenses. If this Agreement is terminated by the Representatives pursuant to Section 5 or Section 17, or if the sale to the Underwriters of the Shares on the

Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Selling Stockholders to perform in all material respects any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all reasonable out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Shares, including but not limited to printing expenses, travel expenses, postage, facsimile and telephone charges, and reasonable fees and disbursements of counsel.

      Section 7. Effectiveness of this Agreement. This Agreement shall not become effective until the later of (i) the execution of this Agreement by the parties hereto and (ii) notification by the Commission to the Company and the Representatives of the effectiveness of the Registration Statement under the Securities Act.

      Prior to such effectiveness, this Agreement may be terminated by any party by notice to each of the other parties hereto, and any such termination shall be without liability on the part of (a) the Company or the Selling Stockholders to any Underwriter or (b) of any Underwriter to the Company or the Selling Stockholders.

      Section 8.  Indemnification.

      (a) Indemnification of the Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter, affiliate, director, officer, employee or controlling person may become subject (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based: (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment or supplement thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any preliminary prospectus, the Statutory Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to reimburse each Underwriter, its affiliates, directors, officers and employees and each such controlling person for any and all expenses (including the reasonable fees and disbursements of one counsel chosen by BAS) as such expenses are reasonably incurred by such Underwriter, or its affiliates, directors, officers and employees or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use therein. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

      (b) Indemnification of the Underwriters by the Selling Stockholders. Each of the Selling Stockholders, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter, affiliate, director, officer, employee or controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof under the Securities Act or otherwise) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Statutory Prospectus, the Prospectus, or any amendment or supplement thereto, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein; and to reimburse the Underwriter, or its affiliates, directors, officers and employees or any such controlling person, for any and all expenses (including the reasonable fees and disbursements of one counsel chosen by BAS) as such expenses are reasonably incurred by the Underwriter, or its affiliates, directors, officers and employees or any such controlling person, in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The liability of such Selling Stockholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the net proceeds from the offering of the Shares provided hereunder actually received by such Selling Stockholder under this Agreement (it being understood that "net proceeds" shall mean the gross proceeds, minus any underwriting commissions and discounts). Each Underwriter through the Representatives hereby acknowledges that the only information furnished to the Company by any Selling Stockholder expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Statutory Prospectus, the Prospectus or any amendment or supplement thereto, are the statements, if any, relating solely to such Selling Stockholder set forth (A) in the table under the caption "Principal and Selling Stockholders" in the Disclosure Package and the Prospectus and (B) in the subsections captioned "Management Agreement", "Issuance of Shares" and "Equityholder Agreements and Registration Agreement" under the caption "Certain Relationships and Related Party Transactions" in the Disclosure Package and the Prospectus.

      (c) Indemnification of the Company, its Directors and Officers and the Selling Stockholders. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Stockholders and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer, Selling Stockholder or controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company and the Selling Stockholders by such Underwriters through the Representatives expressly for use therein; and to reimburse the Company, or any such director, officer, Selling Stockholder or controlling person for any and all expenses (including the reasonable fees and disbursements of one counsel) as such expenses are reasonably incurred by the Company, or any such director, officer, Selling Stockholder or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and each of the Selling Stockholders hereby acknowledges that the only information that the Underwriters have furnished to the Company and the Selling Stockholders expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, are the statements set forth in the table in the first paragraph and as the third, eighth and fourteenth paragraphs under the caption "Underwriting" in the Prospectus and the Disclosure Package. The indemnity agreement set forth in this Section 8(c) shall be in addition to any liabilities that each Underwriter may otherwise have.

      (d) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above or paragraph 9 below unless, and then only to the extent, it did not otherwise have actual knowledge of such action and such failure materially prejudices the indemnifying party by reason of the forfeiture of substantive rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any liability which it may have for any contribution or any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (or by BAS in the case of Sections 8(c) and 9 hereof), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

      (e) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this
Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the final terms of such proposed settlement as soon as reasonably practicable prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement; provided, however, that the indemnifying party shall not be liable for any reimbursement to the indemnified party for fees and expenses of counsel pursuant to this sentence to the extent that, and only for so long as, the indemnifying party contests such reimbursement in good faith, it being understood that any portion of such reimbursement not so contested shall be payable immediately. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

      (f) Indemnification of the Company and the Selling Stockholders by Each Other. The obligations of the Company to indemnify the Selling Stockholders and the several obligations of the Selling Stockholders to indemnify the Company shall be governed by the Registration Agreement dated as of February 10, 2005 among the Company, the Selling Stockholders and certain other persons; provided, however, that the foregoing (i) does not relate to any Underwriter in any way,
(ii) shall not affect any obligation of the Company or any Selling Stockholder to any Underwriter and (iii) shall not result in any liability or obligation on the part of any Underwriter. For purposes of determining the Company's obligations pursuant to this Section 8(f), the information furnished by each Selling Stockholder shall be as set forth in the last sentence of Section 8(b) above.

      (g) Indemnification of the QIU. Without limitation and in addition to its obligation under the other subsections of this Section 8 and subject to the provisions set forth in subsections (d) and (e) of this Section 8, the Company agrees to indemnify and hold harmless the QIU, its officers and each person, if any, who controls the QIU within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any loss, claim, damage, liabilities or expense, as incurred, arising out of or based upon the QIU's acting as a "qualified independent underwriter" (within the meaning of Rule 2720 to the NASD's Conduct Rules) in connection with the offering contemplated by this Agreement, and agrees to reimburse each such indemnified person for any legal or other expense reasonably incurred by them in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense results from the gross negligence or willful misconduct of the QIU.

      Section 9. Contribution. If the indemnification provided for in subsections 8(a), 8(b) or 8(c) is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party under such subsection shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares pursuant to this Agreement (and, as between the Company and each Selling Stockholder, in such proportion as is appropriate to reflect the relative benefits received by them), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, and, as between the Company and each Selling Stockholder, in such proportion as is appropriate to reflect their relative fault, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, and as between the Company and each Selling Stockholder, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus, bear to the aggregate initial public offering price of the Shares as set forth on such cover. The relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, and as between the Company and each Selling Stockholder, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company or the Selling Stockholders, on the one hand, or the Underwriters, on the other hand, and as between the Company and each Selling Stockholder, information supplied by the Company, on the one hand, or the Selling Stockholder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(d), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8(d) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(d) for purposes of indemnification.

      The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

      Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Shares underwritten by it and distributed to the public and no Selling Stockholder shall be required to contribute any amount in excess of the net proceeds from the offering of the Shares provided hereunder actually received by such Selling Stockholder, and in either case to the extent only of any excess of such amount over the amounts such person has otherwise been required to pay to third parties by reason of its untrue and alleged untrue statement or omission or alleged omission in the Registration Statement or the Prospectus. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. The Selling Stockholders' obligations to contribute pursuant to this
Section 9 are several, and not joint in proportion to their respective receipt of net proceeds from the offering of the Shares. For purposes of this Section 9, each affiliate, director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company, and each person, if any, who controls a Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Selling Stockholder.

      Section 10. Default of One or More of the Several Underwriters. If, on the Closing Date or a Subsequent Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date or a Subsequent Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs exceeds 10% of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date or a Subsequent Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement, the Prospectus, the Disclosure Package or the Free Writing Prospectus or any other documents or arrangements may be effected.

      As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this Section
10. No provision of, or action taken under, this Section 10 shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

      Section 11. Termination of this Agreement. Prior to the Closing Date this Agreement may be terminated by the Representatives by notice given to the Company and the Selling Stockholders if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the New York Stock Exchange, or trading in securities generally on the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred; or (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the sole judgment of the Representatives is material and adverse and makes it impracticable or inadvisable to market the Shares in the manner and on the terms described in the Disclosure Package and the Prospectus or to enforce contracts for the sale of securities. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company or the Selling Stockholders to any Underwriter or (b) any Underwriter to the Company or the Selling Stockholders.

      Section 12. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers, of the Selling Stockholders and of the several Underwriters set forth in or made pursuant to this Agreement (i) will remain operative and in full force and effect, regardless of any (A) investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the QIU, the officers or employees of any Underwriter or the QIU, or the Company, the officers or employees of the Company, or any person controlling the Company, any Selling Stockholder or any person controlling such Selling Stockholder, as the case may be or (B) acceptance of the Shares and payment for them hereunder and (ii) will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement.

      Section 13. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

      If to the Representatives:

         Banc of America Securities LLC
         9 West 57th Street
         New York, New York 10019
         Facsimile:  (212) 933-2217
         Attention:  Thomas M. Morrison

         J.P. Morgan Securities Inc.
         277 Park Avenue
         New York, New York 10172
         Facsimile:  (212) 622-8358
         Attention:  Syndicate Desk

      with a copy to:

         Banc of America Securities LLC
         9 West 57th Street, 31st Floor
         New York, New York 10019
         Facsimile:  (704) 409-0753
         Attention:  Raymond P. Ko

      and

         Cahill Gordon & Reindel LLP
         80 Pine Street
         New York, New York 10005
         Facsimile:  (212) 269-5420
         Attention:  James Clark, Esq.
                     Noah Newitz, Esq.

      If to the Company:

         AMR HoldCo, Inc.
         EmCare HoldCo, Inc.
         6200 S. Syracuse Way, Suite 200
         Greenwood Village, Colorado  80111
         Facsimile: (303) 495-1200
         Attention:  General Counsel
with a copy to:

         Kaye Scholer LLP
         425 Park Avenue
         New York, New York 10022
         Facsimile: (212) 836-8689
         Attention:     Joel I. Greenberg, Esq.
                        Lynn Toby Fisher, Esq.

      If to the Selling Stockholders:

         [Attorney-in-Fact]
         712 Fifth Avenue
         40th Floor
         New York, New York 10019
         Facsimile:  [___]
         Attention:  [___]

      Any party hereto may change the address for receipt of communications by giving written notice to the others.

      Section 14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 hereof, and to the benefit of (i) the Company, its directors, any person who controls the Company within the meaning of the Securities Act and the Exchange Act and any officer of the Company who signs the Registration Statement, (ii) the Selling Stockholders, (iii) the Underwriters, the officers, directors, employees and agents of the Underwriters, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act , (iv) the QIU, the QIU's officers, directors, employees and agents, and each person, if any, who controls the QIU within the meaning of the Securities Act and the Exchange Act, and (v) the respective successors and assigns of any of the above, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

      Section 15. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

      Section 16. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

      Section 17. Failure of One or More of the Selling Stockholders to Sell and Deliver Shares. If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Stockholders at the Closing Date or a Subsequent Closing Date, as the case may be, pursuant to this Agreement, and if the other Selling Stockholders do not sell and deliver, in the aggregate, all of the Shares to be sold and delivered on such date, then the Underwriters may at their option, by written notice from the Representatives to the Company and the Selling Stockholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in

Sections 4, 6, 8 and 9 hereof, the Company or the Selling Stockholders, or
(ii) purchase the Shares which the Company and other Selling Stockholders have agreed to sell and deliver in accordance with the terms hereof. If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Stockholders pursuant to this Agreement at the Closing Date or any Subsequent Closing Date, then the Underwriters shall have the right, by written notice from the Representatives to the Company and the Selling Stockholders, to postpone the Closing Date or such Subsequent Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

      Section 18. No Advisory or Fiduciary Relationship. Each of the Company and the Selling Stockholders acknowledges and agrees that in connection with all aspects of each transaction contemplated by this Agreement, the Company and the Selling Stockholders, on the one hand, and the Underwriters and the QIU, on the other hand, have an arms-length business relationship that creates no fiduciary duty on the part of any Underwriter or the QIU and each expressly disclaims any fiduciary relationship.

      Section 19. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

      Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of
Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, the Prospectus, the Disclosure Package and any Free Writing Prospectus as required by the Securities Act and the Exchange Act.

      If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                       Very truly yours,

                                       EMERGENCY MEDICAL SERVICES CORPORATION



                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                       [SELLING STOCKHOLDERS]



                                       By:
                                           -----------------------------------

      The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives as of the date first above written.

BANC  OF AMERICA SECURITIES LLC
Acting as Representative of the
several Underwriters named in
the attached Schedule A.

By:   ____________________________
      Name:
      Title:

J.P. MORGAN SECURITIES INC.
      Acting as Representative of the
      several Underwriters named in
      the attached Schedule A.


By:   ____________________________
      Name:
      Title:


CREDIT SUISSE FIRST BOSTON LLC


By:   ____________________________
      Name:
      Title:

                                                                      SCHEDULE A

                                                                      NUMBER OF
                                                                     FIRM SHARES
                                                                        TO BE
UNDERWRITERS                                                          PURCHASED
------------                                                          ---------
Banc of America Securities LLC..................................           [___]
J.P. Morgan Securities Inc......................................           [___]
CIBC World Markets Corp.........................................           [___]
Credit Suisse First Boston LLC..................................           [___]
Goldman, Sachs & Co.............................................           [___]
Scotia Capital (USA) Inc........................................           [___]
Utendahl Capital Group, LLC.....................................           [___]
      Total.....................................................       7,800,000
                                                                       =========

                                                                      SCHEDULE B

                                                                     MAXIMUM NUMBER
                                                                       OF OPTIONAL
SELLING STOCKHOLDER                                                 SHARES TO BE SOLD
-------------------                                                 -----------------
Selling Stockholder No. 1
   [Address]
   Attention:  [___]..............................                         [___]
Selling Stockholder No. 2
   [Address]
   Attention:  [___]..............................                         [___]
Selling Stockholder No. 3
   [Address]
   Attention:  [___]..............................                         [___]
Selling Stockholder No. 4
   [Address]
   Attention:  [___]..............................                         [___]

      Total.......................................                         [___]

                                                                      SCHEDULE C

                                Attorneys in Fact

SELLING STOCKHOLDER                                          ATTORNEY IN FACT
-------------------                                          ----------------
Selling Stockholder No. 1
   [Address]
   Attention:  [___]..............................           [              ]
Selling Stockholder No. 2
   [Address]
   Attention:  [___]..............................           [              ]
Selling Stockholder No. 3
   [Address]
   Attention:  [___]..............................           [              ]
Selling Stockholder No. 4
   [Address]
   Attention:  [___]..............................           [              ]

                                                                      SCHEDULE D

                               Disclosure Package

[List of each Free Writing Prospectus]

                                                                      SCHEDULE E

                              Roadshow Presentation

[Description to come.]

                                                                      SCHEDULE F

                               Pricing Information

[To come.]

                                                                       EXHIBIT A

                                [To be provided.]

                                                                     EXHIBIT B-1

                                [To be provided.]

                                                                     EXHIBIT B-2

                                [To be provided.]

                                                                       EXHIBIT C

December ___, 2005



Banc of America Securities LLC
J.P. Morgan Securities Inc.
      As Representatives of the several Underwriters
c/o Banc of America Securities LLC
9 West 57th Street
New York, NY, 10019

c/o J.P. Morgan Securities Inc.
277 Park Avenue
New York, NY 10172


Re:   Emergency Medical Services Corporation (the "Company")

Ladies and Gentlemen:

      The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company ("Common Stock") or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the "Offering") for which you will act as the representatives of the Underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company. The undersigned acknowledges that you and the other Underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

      In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned's household not to), without the prior written consent of Banc of America Securities LLC and J.P. Morgan Securities Inc. (which consent may be withheld in their sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" or liquidate or decrease a "call equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of) including the filing (or participation in the filing of) of a registration statement with the Securities and Exchange Commission in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member) (collectively, the "Lock-Up Securities"), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 180 days after the date of the Prospectus (the "Lock-Up Period"). If (i) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the lock-up period, or (ii) prior to the expiration of the lock-up period, the

Company announces that it will release earnings results during the 16-day period beginning on the last day of the lock-up period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless Banc of America Securities LLC and J.P. Morgan Securities Inc. waive, in writing, such extension. The undersigned hereby acknowledges that the Company has agreed in the Underwriting Agreement to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph to the undersigned (in accordance with Section 13 of the Underwriting Agreement) and agrees that any such notice properly delivered will be deemed to have given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

      Notwithstanding the foregoing, the undersigned may transfer the Lock-Up Securities without the prior written consent of Banc of America Securities LLC and J.P. Morgan Securities Inc. (i) as a bona fide gift or gifts, provided, that the donee or donees thereof agree to be bound in writing by the restriction set forth herein or (ii) by way of testate or intestate succession or by operation of law, or to any members of the immediate family of the undersigned, or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or to any other partner, member, affiliate of, or other persons who hold (directly or indirectly) ownership interests in, Onex Corporation or Onex Partners LP; provided that the transferee agrees to be bound in writing by the restrictions set forth herein and that any such transfer is not required to be reported (or be voluntarily reported by the undersigned) during the Lock-Up Period in any public report or filing, whether pursuant to
Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise. For purposes of this lock-up agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

      With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

      This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

---------------------------------------
         Printed Name of Holder

                                          By:
                                              --------------------------------
                                              Signature


---------------------------------------
     Printed Name of Person Signing
(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)